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                                                                  Exhibit 10.45

                                 RESTATED BYLAWS

                                       OF

                               BIRCH TELECOM, INC.

                                    ARTICLE I

                            MEETINGS OF STOCKHOLDERS

         SECTION 1. PLACE. All meetings of the stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors, but if the Board of Directors fails to designate a place for such meeting, then the meeting shall be held at the principal office of the Corporation.

         SECTION 2. ANNUAL MEETING. Annual meetings of the stockholders shall be held on the second Thursday in April if not a legal holiday, and if a legal holiday, then on the next business day following, at 10:00 a.m., or at such other date and time as shall be designated by the Board of Directors or President and stated in the notice of the meeting, at which they shall elect by a plurality vote (except as otherwise provided in the Certificate of Incorporation) the Board of Directors, and transact such other business as may properly be brought before the meeting.

         SECTION 3. SPECIAL MEETINGS. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board, the President or the Secretary and shall be called by the President or Secretary at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

         SECTION 4. NOTICE OF STOCKHOLDERS MEETINGS, ANNUAL OR SPECIAL. Written notice of each meeting of the stockholders stating the place, date and hour of such meeting, and, in the case of a special meeting, the purpose or purposes of such meeting, shall be given either personally or by mail to each stockholder of record entitled to vote at such meeting, not less than ten (10) nor more than sixty (60) days before the date of the meeting. If mailed, notice is given when deposited in the Unites States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the records of the Corporation. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 5. QUORUM. The holders of a majority of the stock issued and outstanding and entitled to vote at any meeting, present in person or represented by proxy, shall constitute a quorum

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at a meeting of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote at any meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 6. REQUIRED VOTE. When a quorum is present at any meeting, the vote of the holders of a majority of the stock having voting power present in person or represented by proxy shall decide any question brought before such meeting other than the election of directors, unless the question is one upon which by express provision of the statutes or of the Certificate of Incorporation, a different vote is required in which case such express provision shall govern and control the decision of such question.

         SECTION 7. VOTING RIGHTS. Except as otherwise provided by statute or by the Certificate of Incorporation, each stockholder shall at every meeting of the stockholders be entitled to one (1) vote in person or by proxy for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after three (3) years from its date, unless the proxy provides for a longer period. Any such proxy must be filed with the Secretary of the Corporation or his reresentative at or before the time of the meeting.

         SECTION 8. ACTION BY CONSENT. Any action that may be taken by the stockholders of the Corporation at an annual or special meeting may instead be taken by written consent of the stockholders to the extent provided under the Delaware General Corporation Law.

                                   ARTICLE II

                                VOTING PROCEDURES

         SECTION 1. LIST OF VOTERS. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

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         SECTION 2.  RECORD DATE.

                  (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting except that the Board of Directors may fix a new record date for the adjourned meeting.

                  (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by statute, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                  (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.


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                                   ARTICLE III

                               BOARD OF DIRECTORS

         SECTION 1. MANAGEMENT AND NUMBER. The property, business and affairs of the Corporation shall be controlled and managed by or under the direction of a Board of Directors. The number of directors to constitute the Board of Directors shall be eleven (11).

         SECTION 2. ELECTION. At each annual meeting of the stockholders, the stockholders entitled to vote at the meeting shall elect the directors in accordance with the Certificate of Incorporation to hold office until the next annual meeting of stockholders, or until their successors are elected and qualified, or until their earlier resignation or removal.

         SECTION 3. VACANCIES. Except as otherwise provided by the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and shall qualify, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by the Certificate of Incorporation. If, at the time of filling any vacancy or any newly created directorship, the directors then in office shall constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         SECTION 4. FIRST MEETING OF THE BOARD OF DIRECTORS. The first meeting of each newly elected Board of Directors shall be held at such time and place as shall be fixed by the vote of the stockholders at the annual meeting and no notice of such meeting shall be necessary to the newly elected directors in order legally to constitute the meeting, provided a quorum shall be present. In the event of the failure of the stockholders to fix the time or place of such first meeting of the newly elected Board of Directors, or in the event such meeting is not held at the time and place so fixed by the stockholders, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors, or as shall be specified in a written waiver signed by all of the directors.

         SECTION 5. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors, but shall be held not less than quarterly.

         SECTION 6. SPECIAL MEETINGS. Special meetings of the Board of Directors shall be called at the request of the Chairman of the Board, the President or a majority of the Board of Directors. The

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person or persons authorized to call special meetings of the Board of Directors may fix the place and time of the meetings.

         SECTION 7. QUORUM. At all meetings of the Board of Directors, a majority of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may otherwise be specifically provided by statute or by the Certificate of Incorporation. If a quorum shall not be present at any meeting of the Board of Directors, the directors present at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

         SECTION 8. ACTION BY CONSENT. Unless otherwise restricted by the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

         SECTION 9. MEETING BY CONFERENCE CALL. Unless otherwise restricted by the Certificate of Incorporation, members of the Board of Directors or of any committee thereof, may participate in a meeting of the Board of Directors or committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by use of such equipment shall constitute presence in person at such meeting.

         SECTION 10. COMMITTEES OF DIRECTORS. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless a resolution of the Board of Directors or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to

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Section 253 of the Delaware General Corporation Law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

         SECTION 11. MINUTES OF COMMITTEE MEETINGS. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

         SECTION 12. COMPENSATION OF DIRECTORS. Unless otherwise restricted by the Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses (including traveling expenses), if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                                   ARTICLE IV

                                     NOTICES

         SECTION 1.  NOTICE.

         (a) STOCKHOLDERS. Whenever, under the provisions of any statute or of the Certificate of Incorporation or of these Bylaws, notice is required to be given to any stockholder, such notice may be given in writing, by mail, addressed to such stockholder at his address as it appears on the records of the Corporation. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting.

         (b) DIRECTORS. Notice of any special meeting of directors shall be given to each director at his business or residence in writing or by telegram or by telephone communication. If mailed, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five days before such meeting. If by telegram, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company at least twenty-four hours before such meeting. If by facsimile transmission, such notice shall be transmitted at least twenty-four hours before such meeting. If by telephone, the notice shall be given at least twelve hours prior to the time set for the meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting, except for amendments to these Bylaws as provided under Section 1 of Article VIII hereof. A meeting may be held at any time without notice if all the directors are present (except as otherwise provided by law) or if those not present waive notice of the meeting in writing, either before or after such meeting.

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         SECTION 2. WAIVER OF NOTICE. Whenever any notice is required to be given under the provisions of any statute or of the Certificate of Incorporation or of these Bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                    ARTICLE V

                                    OFFICERS

         SECTION 1. OFFICERS. The officers of the Corporation shall be elected by the Board of Directors and shall be a President and a Secretary and such other officers as the Board of Directors may from time to time elect. If the Board of Directors elects more than one Vice President, the Board of Directors, in its discretion, may designate seniority levels among some or all of the Vice Presidents. Any number of offices may be held by the same person, unless the Certificate of Incorporation otherwise provides.

         SECTION 2. ELECTION AND TERM. The officers of the Corporation shall be elected at the annual meeting of the Board of Directors and shall hold office until their successors are elected and qualify. Any officer elected or appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

         SECTION 3. COMPENSATION OF OFFICERS. The salaries of all officers and agents of the Corporation shall be fixed by the Board of Directors. If the Corporation makes any payments to an officer for compensation, interest, rent, expense reimbursements or any similar purpose, and if such payments are disallowed as deductible expenses of the Corporation for Federal income tax purposes or are treated as dividends or constructive dividends, then such officer shall reimburse to the Corporation to the full extent of such disallowance or treatment and the Board of Directors shall enforce such reimbursement.

                                   ARTICLE VI

                               DUTIES OF OFFICERS

         SECTION 1. CHAIRMAN OF THE BOARD. The Chairman of the Board (if one shall be elected by the Board of Directors) shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. He shall perform all the duties incident to the office of Chairman of the Board and such other duties as the Board of Directors may from time to time determine or as may be prescribed by these Bylaws, provided, however, that such duties shall not supersede the duties of the President.

         SECTION 2. PRESIDENT. The President shall be the chief executive and administrative officer of the Corporation, shall have general supervision of the business and finances of the Corporation, shall see that all orders and resolutions of the Board of Directors are carried into effect and shall, in

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the absence of the Chairman of the Board, preside at all meetings of the stockholders and directors subject, however, to the right of the directors to delegate any specific powers to any other officer or officers of the Corporation except such as may be by statute exclusively conferred upon the President. He shall have the power to appoint, determine the duties and fix the compensation of such agents and employees as in his judgment may be necessary or proper for the transaction of the business of the Corporation, except that (i) the President shall not exercise such powers of and to the extent they are limited or restricted by, or are exercised by, the Board of Directors, and (ii) the Board of Directors shall have exclusive power to elect and remove the officers of the Corporation. In general, he shall perform all duties incident to the office of President and such other duties as may from time to time be assigned to him by the Board of Directors.

         SECTION 3. VICE PRESIDENTS. The Vice Presidents (if any are elected by the Board of Directors) shall perform such duties as shall be assigned to them and shall exercise such powers as may be granted to them by the Board of Directors or by the President of the Corporation. In the absence of the President and the Chairman of the Board, the Vice President (or, if the Board of Directors has designated seniority levels among some or all of the Vice Presidents, the available Vice President with the highest level of seniority) may perform the duties and exercise the powers of the President with the same force and effect as if performed or exercised by the President.

         SECTION 4. SECRETARY. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings of the meetings of the Corporation and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall have custody of the corporate seal of the Corporation and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature.

         SECTION 5. TREASURER. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, he shall give the Corporation a bond (which shall be renewed every six years) in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

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         SECTION 6. OTHER OFFICERS. Any other officers elected by the Board of
Directors shall perform such duties, exercise such powers, and have such authority as the Board of Directors may prescribe.

                                   ARTICLE VII

                              CERTIFICATES OF STOCK

         SECTION 1. STOCK CERTIFICATES. The shares of the Corporation may (but need not) be represented by certificates. Every holder of stock in the Corporation shall be entitled to have a certificate, signed by, or in the name of the Corporation by the Chairman of the Board of Directors, or the President or a Vice President and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

         SECTION 2. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or his legal representative, to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         SECTION 3. TRANSFERS OF STOCK; CONVERSIONS. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, (a) the transfer will be effective at the close of business on the date of surrender of such certificate, (b) the transferee shall be the record holder of shares at such time, and (c) it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books as of such date. Upon surrender to the Corporation of a certificate, note, instrument, or other evidence of a convertible security, together with a written notice that the holder of the convertible security elects to convert the same into shares of the Corporation's capital stock and the total amount of consideration then payable to the Corporation upon the exercise of the right to convert, (i) the conversion will be effective at the close of business on the date of such surrender, (ii) such holder shall be the record holder of the shares issued upon such conversion, and (iii) it shall be the duty of the Corporation to issue a new certificate to such holder, cancel the old certificate, note, instrument,

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or other evidence of a convertible security, as the case may be, and record the transaction upon its books as of such date.

         SECTION 4. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware or the Certificate of Incorporation or the Bylaws of the Corporation.

                                  ARTICLE VIII

                               GENERAL PROVISIONS

         SECTION 1. AMENDMENTS. These Bylaws may be amended, altered, added to, rescinded or repealed at any meeting of the Board of Directors or of the stockholders, provided notice of the proposed change was given in the notice of the meeting and, in the case of a meeting of the Board of Directors, in a notice given no less than twenty-four hours prior to the meeting; PROVIDED, HOWEVER, that, notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the stock required by law, the Certificate of Incorporation or these Bylaws, the affirmative vote of the holders of at least a majority of the voting power of the then outstanding Voting Stock, voting together as a single class, shall be required in order for stockholders to alter, amend or repeal any provision of these Bylaws or to adopt any additional bylaw.

         SECTION 2. DIVIDENDS. Dividends upon the capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock, subject to the provisions of the Certificate of Incorporation.

         SECTION 3. RESERVES. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the directors shall think conducive to the interest of the Corporation, and the directors may modify or abolish any such reserve in the manner in which it was created.

         SECTION 4. ANNUAL STATEMENT. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

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         SECTION 5. CONTRACTS. Except as otherwise required by law, the
Certificate of Incorporation or these Bylaws, any contracts or other instruments may be executed and delivered in the name and on the behalf of the Corporation by such officer or officers of the Corporation as the Board of Directors may from time to time direct. Such authority may be general or confined to specific instances as the Board may determine. The Chairman of the Board, the President or any Vice President may execute bonds, contracts, deeds, leases and other instruments to be made or executed for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the President or any Vice President of the Corporation may delegate contractual powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such office of responsibility with respect to the exercise of such delegated power.

         SECTION 6. CHECKS AND DEPOSITS. Except as otherwise required by law, the Certificate of Incorporation or these Bylaws, any checks or demands for money and notes of the Corporation may be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time direct. All funds of the Corporation not otherwise employed may be deposited to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may from time to time select. The Chairman of the Board, the President or any Vice President may sign any checks or demand for money and notes for or on behalf of the Corporation. Subject to any restrictions imposed by the Board of Directors or the Chairman of the Board, the President or any Vice President of the Corporation may delegate signing powers to others under his jurisdiction, it being understood, however, that any such delegation of power shall not relieve such office of responsibility with respect to the exercise of such delegated power.

         SECTION 7. FISCAL YEAR. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         SECTION 8. SEAL. The corporate seal shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.



Dated: January 31, 2001

                                                 /s/ Gregory C. Lawhon,
                                                 -----------------------------
                                                 Gregory C. Lawhon, Secretary


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